Critical Judgements in Applying Accounting Policies	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Critical Judgements in Applying Accounting Policies
5.	CRITICAL JUDGEMENTS IN APPLYING ACCOUNTING POLICIES

The critical judgements that the Company’s management has made in the process of applying the Company’s accounting policies, apart from those involving estimations (note 6), that have the most significant effect on the amounts recognized in the Company’s consolidated financial statements are as follows:

(a)	Operating Levels Intended by Management

Prior to a mine being capable of operating at levels intended by management, costs incurred are capitalized as part of the costs of the related mining properties and proceeds from mineral sales are offset against costs capitalized. Depletion of capitalized costs for mining properties begins when the mine is capable of operating at levels intended by management. Management considers several factors (note 4(k)) in determining when a mining property is capable of operating at levels intended by management.

(b)	Economic Recoverability and Probability of Future Economic Benefits of Exploration, Evaluation and Development Costs

Management has determined that exploratory drilling, evaluation, development and related costs incurred which have been capitalized are economically recoverable. Management uses several criteria (note 4(k)) in its assessments of economic recoverability and probability of future economic benefit including geologic and metallurgic information, history of conversion of mineral deposits to proven and probable reserves, scoping and feasibility studies, accessible facilities, existing permits and life of mine plans.

(c)	Functional Currency

The functional currency for each of the Company’s subsidiaries and investments in associate, is the currency of the primary economic environment in which the entity operates. The Company has determined the functional currency of each entity is the US dollar. Determination of functional currency may involve certain judgements to determine the primary economic environment and the Company reconsiders the functional currency of its entities if there is a change in events and conditions which determined the primary economic environment.

(d)	Business Combinations

Determination of whether a set of assets acquired and liabilities assumed constitute the acquisition of a business or asset may require the Company to make certain judgements as to whether or not the assets acquired and liabilities assumed include the inputs, processes and outputs necessary to constitute a business as defined in IFRS 3 - Business Combinations. If an acquired set of assets and liabilities includes goodwill, the set is presumed to be a business. Based on an assessment of the relevant facts and circumstances, the Company concluded that the acquisitions of its interests in the Cerro Casale project and Exeter in 2017 did not meet the criteria of a business combination; therefore the transactions were accounted for as acquisitions of assets (note 7).

(e)	Determination of Control of Subsidiaries and Joint Arrangements

Judgement is required to determine when the Company has control of subsidiaries or joint control of joint arrangements. This requires an assessment of the relevant activities of the investee, being those activities that significantly affect the investee’s returns, including operating and capital expenditure decision-making, financing of the investee, and the appointment, remuneration and termination of key management personnel; and when the decisions in relation to those activities are under the control of the Company or require unanimous consent from the investors. Judgement is also required when determining the classification of a joint arrangement as a joint venture or a joint operation through an evaluation of the rights and obligations arising from the arrangement. Changes to the Company’s access to those rights and obligations may change the classification of that joint arrangement. In 2017, the Company entered into the following transactions which required judgement to determine when the Company has control of subsidiaries or joint control of joint arrangements:

a.	Acquisition of Exeter

On June 7, 2017, based on the fact that Goldcorp had a majority ownership interest in Exeter, the majority of the Exeter board of directors were Goldcorp nominees and Exeter’s key management personnel was comprised of officers appointed by Goldcorp, the Company concluded that it had control over Exeter. Accordingly, Exeter met the criteria to be classified as a subsidiary. Commencing at the acquisition date of June 7, 2017, the financial results of Exeter were included in the results of the consolidated group and the portion of Exeter’s net assets that was not attributable to Goldcorp was accounted for as non-controlling interest (note 7).

b.	Accounting for the 50% interest in Cerro Casale and Caspiche

Based on assessment of the relevant facts and circumstances, primarily the requirement for unanimous agreement on management decisions relating to the development and operation of the arrangement, the Company concluded that the Norte Abierto Project is a jointly controlled entity. Judgement is also required when determining the classification of a joint arrangement as a joint venture or a joint operation through an evaluation of the rights and obligations arising from the arrangement. Despite the fact that the joint venture is a limited liability company and the parties do not have rights and obligations to individual assets and liabilities, the Company concluded that the Norte Abierto Project is a joint operation as the arrangement requires the owners to purchase the output on a pro rata basis, indicating that the entity has rights and obligations to the separate assets and liabilities of the joint entity. As such, the project has been proportionately consolidated with the results of the consolidated group (note 7).

(f)	Revenue Recognition

Determination of performance obligations

The Company applied judgement to determine if a good or service that is promised to a customer is distinct based on whether the customer can benefit from the good or service on its own or together with other readily available resources and whether the good or service is separately identifiable. Based on these criteria, the Company determined the primary performance obligation relating to its sales contracts is the delivery of the bullion, doré and concentrates. Shipping and insurance services arranged by the Company for its concentrate sales customers that occur after the transfer of control are also considered to be performance obligations.

Transfer of control

Judgement is required to determine when transfer of control occurs relating to the sale of the Company’s bullion, doré and concentrate to its customers. Management based its assessment on a number of indicators of control, which include, but are not limited to whether the Company has present right of payment, and whether the physical possession of the goods, significant risks and rewards and legal title have been transferred to the customer.

Variable consideration

Variable consideration should only be recognized to the extent that it is highly probable that a significant reversal in the amount of cumulative revenue recognized will not occur. The Company identified a variable component of its revenue for concentrate sales relating to adjustments to the final sales price based on differences between the original and final assay results relating to the quantity and quality of concentrate shipments. Based on the Company’s proficiency in its assaying process, evidenced by the insignificant amount of historical adjustments from the initial to final assays, the Company concluded the variability in consideration caused by assaying results was negligible. Therefore, the Company does not expect a significant amount of reversal in revenue related to assaying differences.

The Company also identified a variable component of its revenue for concentrate sales relating to retroactive pricing adjustments based on new annual pricing terms, which could potentially impact the Company’s revenue during the first two quarters of the Company’s fiscal year. However, the change in annual pricing terms had no impact on the Company’s consolidated net loss for the year ended December 31, 2018.

The Company applied judgement to determine the amount of variable consideration to be recognized during the period for which the likelihood of significant reversal is low.

(g)	Indicators of Impairment and Reversal of Impairment

The Company considers both external and internal sources of information in assessing whether there are any indications that CGUs are impaired or reversal of impairment is needed. External sources of information the Company considers include changes in the market, economic and legal environment in which the Company operates that are not within its control and are expected to affect the recoverable amount of CGUs. Internal sources of information the Company considers include the manner in which mining properties and plant and equipment are being used or are expected to be used and indications of economic performance of the assets. The primary external factors considered are changes in spot and forecast metal prices, changes in laws and regulations and the Company’s market capitalization relative to its net asset carrying amount. Primary internal factors considered are the Company’s current mine performance against expectations, changes in mineral reserves and resources, life of mine plans and exploration results.

At December 31, 2018, the carrying amount of the Company’s total assets and liabilities exceeded the Company’s market capitalization. Additionally, on January 14, 2019, Goldcorp entered into an arrangement agreement with Newmont Mining Corporation (“Newmont”) under which Newmont will acquire all of the outstanding common shares of Goldcorp in a stock-for-stock transaction valued at approximately $10.0 billion, compared to a pre-impairment carrying amount of total assets and liabilities of $13.9 billion, resulting in a difference of $3.9 billion. The Company considered both of these factors to be impairment indicators of certain of the Company’s CGUs. Accordingly the FVLCD was compared against the carrying amount for the material CGUs of the Company, which resulted in the Company recognizing an impairment expense of $4,727 million against the carrying amounts of the Peñasquito, Éléonore, Cerro Negro and Red Lake CGUs for the year ended December 31, 2018 (note 20).

(h)	Income and Value Added Taxes

The Company’s operations involve dealing with uncertainties and judgements in the application of complex tax regulations in multiple jurisdictions. The final income taxes paid and value added tax (“VAT”) refunds received are dependent upon many factors, including negotiations with tax authorities in various jurisdictions and resolution of issues arising from VAT and/or income tax audits, such as the Company’s intercompany charges (note 29(a)).

The Company recognizes potential liabilities and records tax liabilities for uncertain tax positions and matters identified based on its judgement of whether, and the extent to which, additional taxes will be due. The Company adjusts these reserves in light of changing facts and circumstances; however, due to the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is materially different from the Company’s current estimate of the tax liabilities. If the Company’s estimate of tax liabilities proves to be less than the ultimate assessment, an additional charge to expense would result. If the estimate of tax liabilities proves to be greater than the ultimate assessment, a tax benefit would result.

VAT receivables are generated on the purchase of supplies and services in most of the jurisdictions that the Company operates in. Timing and collection of VAT receivables is uncertain as VAT refund procedures in certain jurisdictions require a significant amount of information and follow-up. The Company is exposed to liquidity risk, credit risk and currency risk with respect to its VAT receivables if tax authorities are unwilling to make payments in a timely manner in accordance with the Company’s refund requests. The Company regularly monitors actual and projected collections of its VAT receivables to inform its assessment as to the collectability of the VAT receivables and classification as current and non-current assets.

In 2018, the Mexican tax authority continued with its enhanced in-depth assessments of VAT refund requests which increased the delay in collections. At December 31, 2018, the total VAT receivable due to the Company from Mexican tax authorities was $219 million (December 31, 2017 – $186 million). The Company assessed the collectability and classification of its Mexican VAT receivables and determined that no allowance was necessary in respect of collectability, but has classified $41 million (2017 – $29 million) of the $219 million (2017 – $186 million) VAT receivable balance at December 31, 2018 as a non-current asset.

(i)	Contingencies

Contingencies can be either possible assets or liabilities arising from past events which, by their nature, will be resolved only when one or more uncertain future events occur or fail to occur. Such contingencies include, but are not limited to, environmental obligations, litigation, regulatory proceedings, tax matters and losses results from other events and developments. The assessment of the existence and potential impact of contingencies inherently involves the exercise of significant judgement regarding the outcome of future events.